SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2000

                           FIRST SECURITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

Delaware                              1-6906                          87-6118148
(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

79 South Main, P.O. Box 30006                                         84130-0006
Salt Lake City, Utah                                                  (Zip Code)
(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (801) 246-5976

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events.

            On May 23, 2000, Joseph G. Maloof submitted to First Security Corporation ("FSCO") his resignation as a director of FSCO. A copy of Mr. Maloof's letter of resignation is attached here to as Exhibit 99.1 and is incorporated herein by reference.



Item 7.     Financial Statement and Exhibits

(c)   Exhibits

         99.1     Letter of Resignation of Joseph G. Maloof, dated May 23, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SECURITY CORPORATION


                                       By: /s/ Brad D. Hardy
                                          --------------------------------------
                                          Name:  Brad D. Hardy
                                          Title: Executive Vice President
                                          Corporate Services, General Counsel,
                                          Chief Financial Officer and Secretary




Dated:      May 31, 2000